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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                   ----------

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (date of earliest event reported):
                                 October 4, 2000


                              WESTERN WATER COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                       0-18756                  33-0085833
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)

102 Washington Ave., Point Richmond, California                           94801
(Address of Principal Executive Offices)                              (Zip Code)


                                 (510) 234-7400
                         Registrant's Telephone Number,
                               Including Area Code


                                       N/A
           Former Name or Former Address, if Changed Since Last Report
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        Item 5.   Other Events.

                  On September 20, 2000 the Company completed the sale of 1,219 acre feet of annual groundwater rights in the Central Basin in Los Angeles, California to a municipality in the Los Angeles area. Net proceeds from the sale exceeded the Company's book value for this asset. Accordingly, the Company expects to report a gain on that sale in its fiscal quarter ended September 30, 2000.

                  This sale is consistent with the Company's core business of identification, development, transportation, sale and lease of water rights and water to municipalities and other end users in the Western United States.


                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                       WESTERN WATER COMPANY



Date:  October 4, 2000                 By: /s/James E. Sherman
                                          --------------------------------------
                                              James E. Sherman
                                              Executive  Vice President and
                                              Secretary



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